                                                                   EXHIBIT 10.74

                          STEAM PRODUCING FACILITIES

                                LEASE AGREEMENT

                                    BETWEEN

                          COGEN TECHNOLOGIES NJ, INC.

                                      AND

                                 IMTT-BAYONNE

                                     DATED

                                 MAY 22, 1986

                               TABLE OF CONTENTS
                               -----------------

                                                                            PAGE
                                                                            ----

ARTICLE 1
DEFINITIONS.................................................................  2

ARTICLE 2
TERMS OF THE LEASE..........................................................  6

  2.1 Equipment Leased......................................................  6

  2.2 Rent..................................................................  6

  2.3 Term..................................................................  6

  2.4 Termination...........................................................  7

ARTICLE 3
CONDITION OF STEAM PRODUCING FACILITIES.....................................  7

ARTICLE 4
OWNERSHIP AND OTHER RIGHTS..................................................  8

  4.1 Ownership and Inspection..............................................  8

  4.2 No Liens..............................................................  8

  4.3 Improvements..........................................................  8

ARTICLE 5
USE OF FACILITIES...........................................................  8

  5.1 Operation and Maintenance.............................................  8

  5.2 Safe and Lawful Use...................................................  9

  5.3 Right of the Non-Obligated Party to Contest
      By Appropriate Legal Proceeding....................................... 11

  5.4 Change of Obligated Party............................................. 12

  5.5 Emergency Condition................................................... 13

                               TABLE OF CONTENTS
                               -----------------

                                                                            PAGE
                                                                            ----

ARTICLE 6
PAYMENT OF TAXES...........................................................  14

ARTICLE 7
INSURANCE AND RISK OF LOSS.................................................  14

  7.1 Liability Insurance Coverage.........................................  14

  7.2 Property and Business Interruption
      Insurance Coverage...................................................  15

  7.3 Conditions Concerning Insurance Carriers.............................  15

  7.4 Risk of Loss.........................................................  16

ARTICLE 8
REPRESENTATIONS AND WARRANTIES OF IMTT.....................................  17

  8.1 Organization and Good Standing.......................................  17

  8.2 Authority............................................................  17

  8.3 No Violation of Other Agreements.....................................  17

ARTICLE 9
REPRESENTATIONS AND WARRANTIES OF COGEN....................................  18

  9.1 Organization and Good Standing.......................................  18

  9.2 Authority............................................................  18

  9.3 No Violation of Other Agreements.....................................  18

  9.4 Title to Steam Producing Facilities..................................  18

  9.5 Operability of the Steam Producing Facilities........................  19

ARTICLE 10
QUIET ENJOYMENT............................................................  19

                               TABLE OF CONTENTS
                               -----------------

                                                                            PAGE
                                                                            ----

ARTICLE 11
DEFAULT AND REMEDIES THEREFOR............................................... 20

  11.1 Default.............................................................. 20

  11.2 Remedies............................................................. 20

ARTICLE 12
INDEMNIFICATION............................................................. 21

ARTICLE 13
FORCE MAJEURE............................................................... 22

  13.1 Definition........................................................... 22

  13.2 Burden of Proof...................................................... 22

  13.3 Effect of Force Majeure.............................................. 22

ARTICLE 14
SUCCESSORS AND ASSIGNS...................................................... 23

ARTICLE 15
MISCELLANEOUS............................................................... 25

  15.1 Notice............................................................... 25

  15.2 Amendments........................................................... 26

  15.3 Choice of Law........................................................ 26

  15.4 Other Agreements..................................................... 26

  15.5 Captions............................................................. 26

                          STEAM PRODUCING FACILITIES

                                LEASE AGREEMENT

    THIS LEASE AGREEMENT, made as of this 22nd day of May, 1986, by and between COGEN TECHNOLOGIES NJ, INC. a Delaware corporation having its principal place of business at 14614 Falling Creek Drive, Suite 212, Houston, Texas 77068, as lessor ("Cogen") and IMTT-BAYONNE, a Delaware partnership having its principal place of business at Foot of East 22nd Street, Bayonne, New Jersey 07002, as lessee ("IMTT ").

                                  BACKGROUND
                                  ----------

    BI and IMTT have this day entered into the Purchase and Sale Agreement providing for the sale of the Steam Producing Facilities, together with certain other assets, to Cogen. IMTT operates the Bayonne Facility and desires to enter into this Lease with Cogen so that it is assured of the ability to have steam available for its operations at the Bayonne Facility pursuant to terms of this Lease and the Steam Sale Agreement.

    NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

                                   ARTICLE 1
                                   ---------
                                  DEFINITIONS
                                  -----------

     The following terms when used herein shall have the following meanings, unless a different meaning shall be expressly stated or apparent from the context:

     "Affiliate" means a corporation or other entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation or entity.

     "Annual Period" means any one of a succession of consecutive 12-month periods, the first of which shall begin on the Date of Initial Commercial Operation, if such date is the first day of a calendar month, or otherwise on the first day of the month immediately following the month in which the Date of Initial Commercial Operation occurs.

     "Bayonne Facility" means the tank terminal facility located at Bayonne, New Jersey, and all appurtenant property owned or leased at that location by IMTT, BI, or any Affiliates thereof.

     "BI" means Bayonne Industries, Inc., a New Jersey corporation, having its principal place of business at the Foot of East 22nd Street, Bayonne, New Jersey 07002.

     "Boiler House" means the building located at the Bayonne Facility that houses the Steam Producing Facilities, except that interior portion of the building unrelated to the Steam Producing Facilities.

     "Cogen" means Cogen Technologies NJ, Inc., a Delaware corporation, having its principal place of business at 14614 Falling Creek Drive, Suite 212, Houston, Texas 77068.

     "Cogeneration Facility" means the waste heat boilers, gas and steam turbines, generators and all appurtenant structures, equipment, including Cogen's interconnection facilities, and real property interests owned or leased and operated by Cogen at the Bayonne Facility, for purposes of generating electricity, steam, or other forms of useful thermal output.

     "Date of Initial Commercial Operation" means 12:01 a.m. on the day Cogen designates in writing as the initial date of commercial operation of the Cogeneration Facility.

     "Easement" means that certain easement of even date herewith from BI and IMTT to Cogen, pursuant to which BI and IMTT grant to Cogen ingress and egress over the Bayonne Facility to the Boiler House, including all exhibits and amendments thereto that may be made from time to time, and any other easements, rights of way or licenses that may be granted to Cogen under the Ground Lease.

     "Financier" means any person lending money for the construction and operation of the Cogeneration Facility, any person providing funds for refinancing or take-out of such loans, and the nominee or designee of any such person.

     "Governmental Authorization" means any governmental authorization, license, permit, or certificate that is necessary to Operate and Maintain the Steam Producing Facilities in compliance with all applicable federal, state, and local laws.

    "Ground Lease" means that certain agreement between BI and IMTT, as Lessor, and Cogen, as Lessee, of even date herewith for certain property located in Bayonne, New Jersey, including all exhibits and amendments thereto that may be made from time to time.

    "IMTT" means IMTT-Bayonne, a Delaware partnership.

     "Lease" means this lease between Cogen, as lessor, and IMTT, as lessee, pursuant to which the Steam Producing Facilities are leased to IMTT, including all exhibits and amendments thereto that may be made from time to time.

    "Note" means the promissory note of even date herewith of Cogen payable to BI in the principal amount of $2,600,000.00.

    "Obligated Party" means, from the date hereof until the Date of Initial Commercial Operation, IMTT, and means, from the Date of Initial Commercial Operation until the end of the Initial Term or any Extended Term of this Lease, Cogen, except as otherwise modified as provided in Article 5.4.

    "Operate and Maintain" means the engineering, purchasing, repair, supervision, training, inspection, testing, protection, operation, use, management, replacement, maintenance and improvement of and for the Steam-Producing Facilities in accordance with applicable industry standards, good engineering practice and applicable law.

     "Option Agreement" means that certain option agreement of even date herewith between Cogen and BI, including all exhibits and amendments thereto that may be made from time to time.

     "Party" or "Parties" means the signatories to this Agreement and their successors and assigns.

     "Purchase and Sale Agreement" means that certain agreement of even date herewith pursuant to which Cogen purchases and BI and IMTT sell the Steam Producing Facilities together with certain other assets, including all exhibits and amendments thereto that may be made from time to time.

     "Rent Note" means that certain promissory note of even date herewith of Cogen, payable to BI in the principal amount of $600,000.00.

     "Security Agreement" means that certain security agreement of even date herewith between BI and Cogen, executed and delivered by Cogen as security for the payment of the Note, including all exhibits and amendments thereto that may be made from time to time.

     "Steam Producing Facilities" means the existing boilers and appurtenant structures and equipment located inside the Boiler House, and all additions, replacements, improvements, substitutions, and increments thereto, as more particularly described in Exhibit A appended hereto, but not including the Boiler House, located at the Bayonne Facility and operated for the purpose of producing steam for industrial purposes at the Bayonne Facility.

     "Steam Sale Agreement" means that certain agreement between Cogen and IMTT dated June 13, 1985, for the Sale of Steam and Electricity from a Cogeneration Plant, including all exhibits and amendments thereto they may be made from time to time.

                                   ARTICLE 2
                                   ---------
                               TERMS OF THE LEASE
                               ------------------



     2.1 Equipment Leased. Cogen hereby leases to IMTT, and IMTT hereby leases from Cogen, the Steam Producing Facilities pursuant to the terms and conditions herein contained.

     2.2 Rent. IMTT shall pay to Cogen as rent for the Steam Producing Facilities the amount of the Ten Dollars ($10,00), plus other good and valuable consideration as set forth herein, for the Initial Term hereof, payable in advance, on the date hereof. The rent for any Extended Term shall be in the same amount and shall be payable in advance on or before the first day of the Extended Term.

     2.3 Term. The term of this Lease shall commence on the date hereof and shall continue for an initial period of ten (10) Annual Periods from the Date of Initial Commercial Operation (the "Initial Term"); thereafter, the term of this Lease shall be automatically extended for so long as the Steam Sale Agreement shall remain in effect (the "Extended Term").

     2.4 Termination. This Lease shall terminate if, either during the Initial Term or during the Extended Term, BI shall become the owner of the Steam Producing Facilities pursuant to the Purchase and Sale Agreement, the Security Agreement or the Option Agreement.

                                   ARTICLE 3
                                   ---------

                    CONDITION OF STEAM PRODUCING FACILITIES
                    ---------------------------------------

     IMTT represents that it has thoroughly inspected the Steam Producing Facilities and agrees that the Steam Producing Facilities are of a size, design, capacity and manufacture such that they are suitable for IMTT's purpose, and that same are in good order. Cogen makes no warranties or representations, express or implied, except as to title of the Steam Producing Facilities as set forth in Article 9.4 hereof, nor shall it be deemed to have made any such warranties, representations as to the fitness, design or condition of or as to the quality or capacity of the Steam Producing Facilities, or as to the material components or workmanship of the Steam Producing Facilities, or any other representation or warranties whatsoever, express or implied, with respect to the Steam Producing Facilities.

                                   ARTICLE 4
                                   ---------
                           OWNERSHIP AND OTHER RIGHTS
                           --------------------------

     4.1 Ownership and Inspection. The Steam Producing Facilities shall at all times remain the property of Cogen, and Cogen shall have free access to the Steam Producing Facilities at all reasonable times for the purpose of inspection and for any other purpose contemplated by this Lease.

     4.2 No Liens. IMTT shall keep the Steam Producing Facilities free and clear of all liens and encumbrances.

    4.3 Improvements. Any improvements made by an Obligated Party to the Steam Producing Facilities in order to operate and Maintain such Facilities shall remain the property of Cogen during the term of, and subsequent to the termination of this Lease.

                                   ARTICLE 5
                                   ---------
                               USE OF FACILITIES
                               -----------------

     5.1 Operation and Maintenance. The Obligated Party shall Operate and Maintain the Steam Producing Facilities, solely at its own expense except as may be provided in Article 3.5.A of the Steam Sale Agreement. Prior to the earlier of the Date of Initial Commercial Operation or the date that any Governmental Authorization is transferred, issued or reissued to Cogen, IMTT or BI shall be obligated to maintain al1 Governmental Authorizations. Beginning with the execution of this

Agreement, Cogen shall have the right to have any Governmental Authorization transferred, issued, or reissued to it. Cogen shall become obligated to maintain such Governmental Authorizations upon the earlier of such transfer, issue or reissue, or the Date of Initial Commercial Operation. BI and IMTT shall perform any and all steps necessary to effectuate the transfer, issue or reissue of all Governmental Authorizations to Cogen and shall not take any act or omit to take any act the effect of which would be to limit Cogen's rights or interfere with the fulfillment of Cogen's obligations under this Article 5.1. To the extent that a failure by Cogen to obtain the transfer, issue or reissue of any Governmental Authorization is the result of a failure by IMTT or BI to act in accordance with this Article 5.1 or with Article 2.4 of the Purchase and Sale Agreement, Cogen shall not be responsible for the maintenance of such Governmental Authorization or to carry out any other obligations hereunder for which such Governmental Authorization is necessary in order to perform the same. At such time as there is a change in the Obligated Party, the Party that was formerly the Obligated Party shall take all steps required to cause all Governmental Authorizations to be transferred, issued or reissued in the name of the then Obligated Party.

     5.2 Safe and Lawful Use. The Obligated Party shall not use, occupy suffer or permit the Steam Producing Facilities or any part thereof to be used during the term hereof in any manner or occupied for any purpose contrary to any applicable and duly adopted laws, ordinances, rules and any public authority regulations, nor in derogation, violation or in nonconformity with any safety codes and/or recognized industry safety standards and guidelines applicable to the Operation and Maintenance of the Steam Producing Facilities and shall be responsible for all taxes relating to the Steam Producing Facilities. The Obligated Party shall Operate and Maintain the Steam Producing Facilities in a careful, safe, lawful and proper manner and shall not use or permit the use of the Steam Producing Facilities in any way which will injure the reputation of the same or which shall constitute an unreasonable interference with IMTT's or BI's business at the Bayonne Facility or a nuisance, annoyance or inconvenience to IMTT or BI or any of IMTT's or BI's neighbors or which shall damage IMTT or BI or any of IMTT's or BI's neighbors. If an Obligated Party shall Operate and Maintain the Steam Producing Facilities in a manner as heretofore operated and maintained or as may be required by law, the same shall not be construed to be a nuisance, annoyance or inconvenience. In particular, the Obligated Party shall:

    A. cause all Governmental Authorizations to be transferred, issued or reissued in its name upon becoming the Obligated Party, make any payment for fees or other costs related thereto, maintain all Governmental Authorizations, and keep such Authorizations safe from termination, cancellation, or voidance by regulatory authorities;

          B. have the right to contest by appropriate legal proceedings diligently conducted in good faith, in its name, or if legally required, in the name of the non-Obligated Party, at the sole cost of the Obligated Party, the validity or Application of any law, ordinance, order, rule, regulation, requirement, or tax of the nature referred to in this Article 5.2. If by the terms of any such law, ordinance, order, ruler regulation, requirement, or tax, compliance therewith may legally be delayed pending the prosecution of any such proceeding, the Obligated Party may delay such compliance therewith until the final determination of such proceeding. In connection with any such contest, each Party shall execute and deliver any appropriate papers or other instruments which may be necessary or proper to permit the Obligated Party to so contest the validity or application of any such law, ordinance, order, rule, regulation, requirement, or tax and to fully cooperate in such contest, all at the expense of the Obligated Party.

     5.3 Right of the Non-Obligated Party to Contest By Appropriate Legal Proceeding. If the Obligated Party decides not to contest by appropriate legal proceeding the validity or application of any law, ordinance, order, rule, regulation, requirement, or tax of the nature referred to in Article 5.2, it shall give the non-Obligated Party written notice of its decision not to contest by appropriate legal proceeding within sufficient time to permit the non-Obligated Party to contest by appropriate legal proceeding the validity of such law, ordinance, order, rule, regulation, or tax. The non-Obligated Party may, but shall not be obligated to, contest by appropriate legal proceeding the validity or application of any law, ordinance, order, rule, regulation, requirement, or tax of the nature referred to in Article 5.2.

     5.4 Change of Obligated Party.

         A. At any time Cogen is the Obligated Party, it shall have the right, which may be exercised in its sole discretion and without cause, to designate IMTT as the Obligated Party to be effective sixty (60) days after giving written notice to IMTT of such designation or an appropriately shorter time if time is of the essence.

         B. At any time Cogen is the Obligated Party, IMTT shall have the right to substitute itself for Cogen as the obligated Party, with such substitution to be effective sixty (60) days after giving written notice to Cogen, or an appropriately shorter time if time is of the essence. IMTT may exercise such right only in the event that Cogen is in default of its obligation as an Obligated Party under Article 5.1 to Operate and Maintain the Steam Producing Facilities.

         C. Notwithstanding any change in Obligated Parties pursuant to the provisions of this Agreement, the relationship between Cogen and IMTT as lessor and lessee under this Agreement shall not be vitiated.

     5.5 Emergency Condition. When Cogen is the Obligated Party, IMTT shall have the right, notwithstanding the fact that Cogen is the Obligated Party, to cause the Steam Producing Facilities to be fired either by directing Cogen to do so or by itself doing so safely and with legally qualified personnel in accordance with industry standards, if (1) the Maximum Steam Production, as defined in
Section 1.14 of the Steam Sale Agreement, is not being supplied to IMTT by Cogen, and (2) an emergency condition exists. As used herein, the term "emergency condition" means a situation in which the Maximum Steam Production is not available to IMTT on an instantaneous basis and is likely to result in loss of property or business interruption. It is the intention of the Parties that IMTT act as Cogen's agent under all Governmental Authorizations when IMTT acts pursuant to this Article 5.5 and that Cogen shall take all steps necessary to make IMTT its agent for said purpose and to permit IMTT to continue as such when it acts pursuant to this Article 5.5. IMTT shall indemnify Cogen to the extent that Cogen is held liable for any breach of applicable law caused by IMTT when it operates the Steam Producing Facilities pursuant to this Article 5.5.

                                   ARTICLE 6
                                   ---------
                                PAYMENT OF TAXES
                                ----------------

     All local, state and federal taxes, and any assessments, or licensing fees levied or imposed upon the Steam Producing Facilities, or in connection with this Lease and/or the operation or use of the Steam Producing Facilities, shall be paid by the Obligated Party. For purposes of determining which of the Parties hereto is the Obligated Party for any such impost, tax or levy, all such imposts, taxes and levies shall be pro-rated evenly over the period of time to which they relate. In the event that a tax bill is delivered to the non-Obligated Party, the non-Obligated Party shall forthwith deliver such tax bill to the Obligated Party.

                                   ARTICLE 7
                                   ---------
                           INSURANCE AND RISK OF LOSS
                           --------------------------

     7.1 Liability Insurance Coverage. The non-Obligated Party shall have the right, from time to time, to make such reasonable requirements of the Obligated Party with reference to insurance that will reasonably cover liabilities to which the non-Obligated Party may be exposed by virtue of this Lease, but in no event will the non-Obligated Party require that the Obligated Party carry limits or coverages in excess of those otherwise carried by IMTT with regard to the Bayonne Facility.

    7.2 Property and Business Interruption Insurance Coverage. With respect to the Steam Producing Facilities, the Obligated Party shall obtain or cause to be obtained and at all time carry or cause to be carried insurance against loss or damage by fire and risks embraced within "all-risk boiler and machinery coverage" with companies licensed to do business in the State of New Jersey for amounts sufficient to prevent the non-Obligated Party from being a coinsurer within the policy and in any event, in an aggregate amount not less than one hundred percent (100%) of the full insurable replacement coverage value of the Steam Producing Facilities. The required insurance coverage may be effected under combined single limit (as to public liability insurance), overall blanket or excess coverage policies of the Obligated Party, and shall name the other Party hereto as an additional insured. The foregoing policy or policies shall also contain provisions insuring against loss of profits (business interruption) and provide for cleanup and debris removal.

     7.3 Conditions Concerning Insurance Carriers. Insurance companies issuing policies required in this Lease shall be qualified to do business in New Jersey and shall have a financial rating of A12 or better according to "Best's Insurance Reports, Fire and Casualty," edition current at the inception date of each policy. To the extent permissible by law, all insurance policies required to be furnished by the

Obligated Party hereunder shall name Cogen, BI and IMTT (and mortgagees, if any) as named insureds and each such policy shall be noncancellable with respect to the non-Obligated Party without thirty (30) days written notice to the non-Obligated Party. The policy or policies of insurance or certified copies thereof shall be delivered to the non-Obligated Party, together with evidence of the payment of the premiums therefor, not less than fifteen (15) days prior to the commencement of the term of this Lease or the date when IMTT shall enter into possession of the Steam Producing Facilities, whichever occurs sooner. At least fifteen (15) days prior to the expiration or termination date on any policy, the Obligated Party shall deliver a renewal or replacement policy with proof of the payment of the premium therefor; provided, however, that in the event that the non-Obligated Party cannot deliver a renewal or replacement policy within such period, the obligated Party shall deliver to the non-Obligated Party a binder or certificate of insurance as soon as possible.

     7.4 Risk of Loss. In the event of any loss, damage or destruction on or with respect to the Steam Producing Facilities, the Obligated Party shall bear the risk of all such loss, damage or destruction and shall be obligated to repair and/or restore the Steam Producing facilities to their condition immediately preceeding such loss, damage or destruction, regardless of the sufficiency of the insurance coverage provided in compliance with this
Article 7.

                                   ARTICLE 8
                                   ---------
                     REPRESENTATIONS AND WARRANTIES OF IMTT
                     --------------------------------------

     IMTT  hereby represents and warrants to Cogen as follows:

     8.1 Organization and Good Standing. IMTT is a partnership duly organized and validly existing under the laws of the State of Delaware.

     8.2 Authority. The execution, delivery and performance of this Lease has been duly and validly authorized and approved by IMTT in accordance with the terms of its partnership agreement. This Lease constitutes the valid and binding agreement of IMTT enforceable against it in accordance with its terms.

     8.3 No Violation of Other Agreements. The execution, delivery and performance of this Lease by IMTT will not conflict with or cause a breach of or default under any other agreement to which IMTT is a party or by which it may be bound. IMTT has no reason to believe that any consents or approvals of any other persons, firms, corporations, entities or governmental authorities are required in connection with the execution and delivery of this Lease.

                                   ARTICLE 9
                                   ---------
                    REPRESENTATIONS AND WARRANTIES OF COGEN
                    ---------------------------------------

     Cogen hereby represents and warrants to IMTT as follows:

     9.1 Organization and Good Standing. Cogen is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     9.2 Authority. The execution, delivery and performance of this Lease have been duly and validly authorized and approved by the board of directors and, to the extent necessary, the shareholders of Cogen and constitutes the valid and binding agreement of Cogen enforceable against it in accordance with its terms.

     9.3 No Violation of Other Agreements. The execution, delivery and performance of this Lease by Cogen will not conflict with or cause a breach of or default under any other agreement to which Cogen is a party or by which its properties may be bound. Cogen has no reason to believe that any consents or approvals of any other persons, firms, corporations, entities or governmental authorities are required in connection with the execution and delivery of this Lease.

     9.4 Title to Steam Producing Facilities. Cogen has not taken any steps or executed any documents to convey or encumber title to or to lease the Steam Producing Facilities to any other party since the acquisition thereof from BI other than as provided in the Security Agreement.

     9.5 Operability of the Steam Producing Facilities. Cogen agrees to Operate and Maintain the Cogeneration Facility in a manner such that when the Cogeneration Facility is not supplying IMTT with the maximum Steam Production, as defined in Section 1.14 of the Steam Sale Agreement, the Steam Producing Facilities may be used to produce steam up to the Maximum Steam Production without violating any Governmental Authorizations.

                                   ARTICLE 10
                                   ----------
                                QUIET ENJOYMENT
                                ---------------

     Cogen covenants and agrees with IMTT that so long as IMTT keeps and performs all of the covenants and conditions required to be kept and performed by it, IMTT (when it is the Obligated Party or during periods to which Article
5.5 applies) shall have quiet and undisturbed and continued possession of the Steam Producing Facilities, free from any claims Against Cogen and all persons claiming under, by or through Cogen. Cogen, its agents and representatives, at all reasonable times, may enter the Steam Producing Facilities for the purpose of inspecting the same and ascertaining compliance with the terms of this Lease.

                                  ARTICLE 11
                                  ----------
                         DEFAULT AND REMEDIES THEREFOR
                         -----------------------------

     11.1 Default. If either of the Parties hereto shall fail to perform or observe any of the covenants, conditions or agreements to be performed or observed hereunder, and such failure shall continue unremedied for a period of thirty (30) days after the giving of notice by the other Party of such failure to perform or observe, then the Party so failing to perform or observe shall be in default of this Lease (each such failure constituting an "Event of Default" hereunder), provided, however, that a Party shall not be in default hereunder if it diligently commences to cure such failure to perform or observe the covenants, conditions or agreements hereunder within the thirty (30) day period following notice by the other Party and for so long as it diligently continues such efforts. Further, an Event of Default by Cogen under the Ground Lease, the Steam Sale Agreement, or the Security Agreement shall constitute an Event of Default on the part of Cogen hereunder.

     11.2 Remedies. Upon the occurrence of an Event of Default hereunder, the non-defaulting Party shall be entitled either (a) (i) to terminate this Lease and (ii) to exercise any and all rights and remedies available to it at law and in equity, or (b) to have the provisions of this Lease specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such Event of Default will cause immediate and irreparable injury to the nondefaulting Party and that money damages will not provide an adequate remedy therefor.

                                   ARTICLE 12
                                   ----------
                                INDEMNIFICATION
                                ---------------

    Each Party agrees to and hereby does indemnify and hold the other Party and its shareholders, partners, officers and directors, agents and employees (each an "Indemnified Party") harmless from and against any and all loss, cost, damage and expenses (including reasonable attorney's fees and expenses) suffered or incurred by any of them arising out of or relating to the misrepresentation or breach of any warranty of such Party contained herein or for any failure of such Party to comply with its covenants and obligations contained in this Lease. In case a claim may be asserted or action brought against any party entitled to indemnification hereunder, such Indemnified Party shall promptly notify the other Party in writing and such other Party shall assume the defense thereof, including the employment of counsel satisfactory to the Indemnified Party, the payment of all costs and expenses with respect thereto. Any one or more of the Indemnified Parties shall at its own cost have the right to employ separate counsel in any such action and to participate in the defense thereof.

The Party obligated to indemnify under this Article 12 (the "Indemnifying Party") shall not be liable for any settlement of any such claim or action effected without its consent. The Indemnifying Party may not settle such claim or action without the consent of the Indemnified Party which consent shall be conditioned upon the Indemnifying Party demonstrating to the Indemnified Party that the Indemnifying Party has sufficient financial means to make all payments under any such settlement as and when due.

                                  ARTICLE 13
                                  ----------
                                 FORCE MAJEURE
                                 -------------


    13.1 Definition. "Force Majeure" means unforseeable causes beyond the reasonable control of and without the willful fault or negligence of the Party claiming Force Majeure. It shall include failure to perform due to causes beyond that Party's control, including but not limited to war, sabotage, acts of God, riots, drought or accidents not reasonably forseeable.

    13.2 Burden of Proof. The burden of proof as to whether a Force Majeure has occurred shall be upon the Party claiming the Force Majeure.

    13.3 Effect of Force Majeure. If either Party is rendered wholly or partly unable to perform its obligations under this Lease because of Force Majeure, that Party shall be excused from whatever performance is affected by the Force Majeure to the extent so affected, provided that: (1) the nonperforming Party, within one (1) week after the occurrence of the Force Majeure, gives the other Party written notice describing the particulars of the occurrence; (2) the suspension of performance shall be of no greater scope and of no longer duration than is required by the Force Majeure; and (3) no obligations of either Party that matured before the occurrence of the Force Majeure shall be excused as a result of such occurrence.

                                  ARTICLE 14
                                  ----------
                            SUCCESSORS AND ASSIGNS
                            ----------------------

     14.1 This Lease shall be binding upon and inure to the benefit of the Parties and any permitted assignees as provided herein.

     14.2 Except as is expressly set forth in this Lease, neither the rights nor the obligations of any Party under this Lease may be assigned, pledged, hypothecated or otherwise transferred.

     14.3 Cogen is expressly permitted to assign this Agreement as provided in this Article 14.3. Cogen may assign this Agreement to Cogen Technologies NJ Venture, provided that such assignment shall be of no force and effect unless and until Cogen Technologies NJ Venture shall have assumed in writing all of Cogen's obligations under the following instruments and notes, and shall have agreed in writing to cure any existing defaults and breaches of Cogen hereunder and thereunder:

          (1) The Steam Sale Agreement
          (2) The Ground Lease
          (3) The Option Agreement
          (4) Purchase and Sale Agreement
          (5) The Note
          (6) The Security Agreement
          (7) The Rent Note

Cogen may assign this Agreement to any Financier which shall be obligated hereunder only as provided in Articles 21.6 and 21.7 of the Ground Lease.

    14.4 IMTT is expressly permitted to assign this Agreement to any person or entity, provided that such assignment shall be of no force and effect unless and until such person or entity shall have assumed in writing all of IMTT's obligations under this Agreement and under the instruments referred to in
Article 14.3, with the exception of the Note and the Rent Note, and shall have agreed in writing to cure any defaults and breaches hereunder and thereunder.

    14.5 Notwithstanding any such assignment by IMTT or Cogen, the assignor shall remain fully liable for its obligations hereunder.

                                  ARTICLE 15
                                  ----------
                                 MISCELLANEOUS
                                 -------------

    15.1 Notice. All notices, including communications and statements which are required or permitted under the terms of this Lease, shall be in writing, except as otherwise provided. Service of a notice may be accomplished by personal service, telegram or registered or certified mail. If a notice is sent by registered or certified mail, it shall be deemed served within three (3) days, excluding Saturdays, Sundays or legal Federal holidays, except as otherwise demonstrated by a signed receipt. If a notice is served by telegram, it shall be deemed served eighteen (18) hours after delivery to the telegram company. Notices may be sent to the Parties at the following addresses:

        (a) Cogen:  Cogen Technologies NJ, Inc.
                    14614 Falling Creek Drive
                    Suite 212
                    Houston, Texas 77068
                    Attention: Mr. Robert C. McNair
                               President

                    With information copy to:

                    Cogen Technologies NJ, Inc.
                    Foot of East 22nd Street
                    Bayonne, New Jersey 07002
                    Attention: Plant Manager

        (b) IMTT:   International-Matex Tank Terminals
                    Ninth Floor
                    321 St. Charles Avenue
                    New Orleans, Louisiana 70130
                    Attention: Mr. Thomas B. Coleman,
                               Partnership Manager

                                      or

                    Bayonne Industries, Inc.
                    Foot of East 22nd Street
                    Bayonne, New Jersey 07002
                    Attention: Glynn Esteves

     15.2 Amendments. No amendment or modification of the terms of this Lease shall be binding on IMTT, BI (only with respect to Article 5.1), or Cogen unless reduced in writing and signed by the Parties.

     15.3 Choice of Law. This Lease shall be governed by and construed in accordance with the laws of the State of New Jersey.

    15.4 Other Agreements. This Lease supersedes any and all oral or written agreements and leases and understandings heretofore made relating to the subject matters herein, and together with the instruments and notes referred to in
Article 14.3 constitutes the entire agreement and understanding of the Parties relating to the subject matters herein.

     15.5 Captions. All indices, titles, subject headings, section titles and similar items are provided for the purpose of reference and convenience and are not intended to be inclusive, definitive or to affect the meaning, content or scope of this Lease.

     IN WITNESS WHEREOF, the Parties have entered into this Agreement to be signed in quadruplicate original as of the date first written above.

WITNESS:                               IMMT-BAYONNE


/s/ BERTRAND B. ARTIGUES               By: /s/ RICHARD B. JURISICH
--------------------------------          ---------------------------------
Bertrand B. Artigues                      Richard B. Jurisich,
                                          Secretary

[SEAL]

ATTEST                                 COGEN TECHNOLOGIES NJ, INC.


/s/ JOHN B. WING                       By: /s/ ROBERT C. MCNAIR
--------------------------------          ---------------------------------
John B. Wing,                              Robert C. McNair,
Assistant Secretary                        President


BI with regard to Article 5.1.


[SEAL]

ATTEST:                                BAYONNE INDUSTRIES INC.

/s/ BERTRAND F. ARTIGUES               By: /s/ RICHARD B. JURISICH
--------------------------------          ---------------------------------
Bertrand F. Artigues                       Richard B. Jurisich
Assistant Secretary                        Executive Vice President/
                                             Secretary

Agreements:   IMTT Steam Sale Agreement
              and Amendment thereto, both
              dated June 13, 1985

              Steam Producing Facilities
              Lease Agreement dated
              May 22, 1986

                             CONSENT TO ASSIGNMENT
                             ---------------------

          WHEREAS, Cogen Technologies NJ Venture, a general partnership organized under the laws of the State of New Jersey (the "Borrower"), has entered into a Security Agreement and Assignment dated as of December 15, 1988 (the "Security Agreement") with The Prudential Insurance Company of America (the "Lender"), pursuant to which the Borrower has assigned all its rights, title and interests in and to certain Assigned Agreements (all capitalized terms used herein and defined in the Security Agreement shall have the same meaning when used herein unless otherwise defined herein); and

          WHEREAS, the Borrower and the undersigned are parties to an Agreement for the Sale of Steam and Electricity from a Cogeneration Plant as amended to date, dated June 13, 1985 (the "Steam Sale Agreement"), by and between Cogen Technologies NJ, Inc. and IMTT-Bayonne and a Steam Producing Facilities Lease Agreement, dated May 22, 1986 (the "SPF Lease"), between Cogen Technologies NJ, Inc. and IMTT-Bayonne (both as assigned to Cogen Technologies NJ Venture pursuant to the Amended and Restated Joint Venture Agreement dated as of August 28, 1986) (the Steam Sale Agreement and the SPF Lease are sometimes hereinafter collectively called the "Agreements") relating to the Cogeneration Facility (as defined in the Steam Sale Agreement) which Agreements are included within the Assigned Agreements; and

          WHEREAS, the undersigned is agreeable to consenting to the assignment by the Borrower to the Lender of the Agreements as provided in the Security Agreement;

          NOW, THEREFORE, in order to satisfy its obligation to permit the Borrower to assign the Agreements to a "Financier" as defined in and pursuant to the provisions relating to assignment as set forth in the Agreements, the undersigned hereby:

     1. Agrees that:

        (a) To the best of its knowledge the execution and delivery of the Agreements and this Consent to Assignment, and the performance by it of its obligations thereunder and hereunder, are within its powers, have been duly authorized, have received all necessary governmental approvals (if any shall be required) and do not and will not contravene or conflict with any provision of law or of any agreement binding upon it or of its Articles of Incorporation or By-laws.

        (b) The Agreements and this Consent to Assignment are its legal, valid and binding obligations and are enforceable against it in accordance with their terms.

        (c) The Agreements are in full force and effect and no default on its part or, to the best of its knowledge, on the part of the Borrower exists thereunder.

     2. Agrees with the Lender that until it receives notice from the Lender that the Security Agreement has been terminated (i) it will not agree to any modification, amendment or supplement of the Agreements without the prior written consent of the Lender, (ii) it will not terminate either Agreement by reason of any default thereunder by the Borrower without giving the Lender notice of such default and the same opportunity to cure such defaults as is set forth in the Agreements for a "Financier", (iii) it will deliver to the Lender a copy of each demand, notice or other communication given by it to the Borrower pursuant to the Agreements, (iv) it will not, without the prior written consent of the Lender, acknowledge or consent to any sale or pledge of, or any other assignment or part of a security interest by the Borrower of, any of the right, title or interest of the Borrower in either Agreement, (v) upon execution and delivery of this Agreement, it will pay all amounts payable by it to the Borrower under the Agreements directly to the institution and account set forth on Exhibit A hereto, unless notified otherwise by the Lender, and (vi) in the event that the Lender succeeds to the interest of Borrower under the Agreements by reason of the exercise of its rights under the Security Agreement the undersigned will accept performance by the Lender or its successors or assigns under such Agreements notwithstanding any restriction set forth in such Agreements on the assignability of the Borrower's rights, but subject to paragraph 6 hereof.

          3. Reconfirms our consent to the assignment of the Agreements to the Borrower by Cogen Technologies NJ, Inc.

          4. This Consent to Assignment shall be governed by and in accordance with the laws of the State of New York and shall be binding on, and inure to the benefit of, the undersigned and the Lender and their successors and assigns.

          5. Agrees with the Lender and the Borrower that all references to the "Ground Lease" contained in the SPF Lease and the Steam Sale Agreement shall refer to the Site Lease dated October 18, 1986, by and between Bayonne Industries, Inc. and IMTT-Bayonne and Cogen Technologies NJ Venture and that the SPF Lease and the Steam Sale Agreement are hereby amended to the extent necessary to incorporate such a reference.

          6. Notwithstanding anything to the contrary contained herein, the consent granted by the undersigned and evidenced hereby and the rights of Lender hereunder are and shall be expressly limited to those rights conferred upon a Financier (as defined in the Agreements) set forth in Sections 15.5 and 19.3 of the Steam Sale Agreement and Section 14.3 of the SPF Lease; provided, however, that the provisions of Section 14.3 of the SPF Lease and Section 19.3 of the Steam Sale Agreement referencing and incorporating Sections 21.6 and 21.7 of the "Ground Lease," shall be interpreted as indicated in the Consent to Assignment of the Site Lease and the Purchase and Sale Agreement, by Bayonne Industries, Inc. and IMTT-Bayonne dated as of even date herewith.

          IN WITNESS WHEREOF, the undersigned has executed this Consent to Assignment as of December 15, 1988.

                                        IMTT-BAYONNE

                                        By /s/ RICHARD B. JURISICH
                                           -----------------------------------


The undersigned hereby acknowledges
and agrees to the provisions set forth
in paragraph 5 above.

COGEN TECHNOLOGIES NJ VENTURE
By:  Cogen Technologies NJ, Inc.
     Managing Venturer

By [Signature appears here]
   ------------------------------------

STATE OF LOUISIANA   )
                     )   ss.:
PARISH OF ORLEANS    )


          On this 27th day of December, 1988 before me personally came Richard
B. Jurisich, Sr., to me known, who, being by me duly sworn, did depose and say that he resides at New Orleans, Louisiana, that he is the Chief Operating Officer of IMTT-Bayonne, the partnership described in and which executed the above instrument; and that he signed his name thereto by order of the Partnership Committee of said partnership as the free act and deed of IMTT-Bayonne and his free act and deed in his said capacity.


                                   /s/ BERTRAND F. ARTIGUES
                                   --------------------------------
                                           Notary Public
                                        Bertrand F. Artigues

                                                                       EXHIBIT A
                                                                       ---------


Midlantic National Bank
499 Thornall Street
Edison, New Jersey 08818
ABA No: 021200012
Attention: Michael Davoron
Account No: 10107290

          Wire transfers only required with respect to payments made under the IMTT Steam Sale Agreement and Amendment thereto, both dated June 13, 1985.